Exhibit 99.1

Press Release	Source: ProQuest Company
ProQuest Enters Definitive Agreement to Sell Its Business Solutions Segment to Snap-on Incorporated
Monday October 23, 6:31 am ET
ProQuest Also Enters Waiver Extension Agreement with Its Lender Group
ANN ARBOR, Mich., Oct. 23 /PRNewswire-FirstCall/ — ProQuest Company (NYSE: PQE — News), a publisher of information and education solutions, today reported that it has signed a definitive agreement to sell its ProQuest Business Solutions segment to Snap-on Incorporated (NYSE: SNA - News) for approximately $500 million. Total consideration is comprised of $481 million in cash and the assumption by Snap-on of $19 million of debt in the form of monetized future billings.
The transaction is subject to customary closing conditions and regulatory approvals, including expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvement Act of 1976. The transaction is expected to close after receiving regulatory approvals and is not subject to any financing conditions.
ProQuest Company will use most of the proceeds from the sale to pay down outstanding debt. The company has also entered into a waiver extension agreement with its current lender group, under which the lenders have agreed to extend the timeframe for refinancing the company’s remaining debt through March 15, 2007.
Alan Aldworth, ProQuest Company’s chairman and chief executive officer, said, “This pending transaction is consistent with the strategic intent we announced in April. Snap-on is a leader in the automotive service industry and has broad capabilities in diagnostics and information, which, together with ProQuest Business Solutions, should bring added value to Business Solutions’ customers. We are very pleased with this outcome, which follows a highly competitive bidding process that included many potential buyers, both strategic and financial.”
Aldworth added, “When complete, the transaction announced today, combined with ProQuest’s highly regarded products, strong customer demand, and solid competitive positions, will further enable us to achieve our financial goals of improving ProQuest Company’s capital structure and delivering value to shareholders.”
Andy Wyszkowski, president of ProQuest Business Solutions, noted, “I am extremely pleased with today’s agreement with Snap-on. Snap-on’s stated mission is to deliver the most valued productivity solutions in the world. We couldn’t find a better match for the way we at Business Solutions view our own mission, and look forward to continuing to provide our customers with world-class products and service.”
Aldworth added, “Our priority after the transaction has closed will be the ongoing successful performance of our education businesses. We are enthusiastic about the potential of ProQuest Information and Learning and ProQuest Education to provide important solutions for the higher education and K-12 markets, while delivering profitable growth and capitalizing on growth opportunities.”
Richard Surratt, senior vice president and chief financial officer of ProQuest Company, said, “Using the proceeds of this transaction to repay debt improves the overall financial situation for ProQuest Company. The new waiver extension agreement we have with our lender group will provide us with the time and flexibility to evaluate multiple refinancing alternatives, and to select the option with the potential to create the most operating flexibility for the company and value for the company’s shareholders.”

The Company continues to work with its auditors to complete its accounting review and restate its financials. Allen & Company LLC acted as the Company’s financial advisor in the ProQuest Business Solutions sale process.
About ProQuest Company
ProQuest Company (PQE: NYSE) is based in Ann Arbor, Michigan, and is a publisher of information and education solutions. We provide products and services to our customers through three business segments: Education, Information and Learning and Business Solutions. Our Education segment is a leading provider of K-12 curriculum products, in-school core reading programs, reading and math intervention programs, and professional development programs for school districts throughout the United States. Through our Information and Learning segment, which primarily serves the education market, we collect, organize and publish content from a wide range of sources including newspapers, periodicals and books. Our Business Solutions segment is primarily engaged in the delivery in electronic form of comprehensive parts and service information to the automotive market. Its products transform complex technical data, like parts catalogs and service manuals, into easily accessed electronic information. For the world’s automotive manufacturers and their dealer networks, ProQuest also secures business-to-business information and retail performance management services.
About ProQuest Business Solutions
ProQuest Business Solutions is the original developer and a global leader of electronic parts catalogs, which are used by over 33,000 dealerships worldwide. ProQuest products transform complex technical data, like parts catalogs and service manuals, into easily accessed electronic information for the world’s automotive manufacturers and their dealer networks. ProQuest also provides business-to-business information and retail performance measurement services. For more information on ProQuest Business Solutions, call 888.543.0894 or visit pbs.proquest.com.
About Snap-on Incorporated
Snap-on Incorporated is a leading global innovator, manufacturer and marketer of tools, diagnostics and equipment solutions for professional users. Product lines include hand and power tools, tool storage, diagnostics software, information and management systems, shop equipment and other solutions for vehicle manufacturers, dealerships and repair centers, as well as customers in industry, government, agriculture and construction. Products are sold through its franchisees, company-direct sales and distributor channels, as well as over the Internet. Founded in 1920, Snap-on is a $2.4 billion, S&P 500 company headquartered in Kenosha, Wisconsin. For additional information on Snap-on, visit www.snapon.com.
Forward-Looking Statements
Some of the statements contained herein constitute forward-looking statements. These statements relate to future events, the results of our pending restatement process, or our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our or our markets’ actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. These risks and other factors you should specifically consider include, but are not limited to the company’s ability to successfully conclude the review of its financial results, the discovery of additional restatement items, the ability to renegotiate the terms of its revolving credit agreement and senior notes in connection with defaults under such debt due to any potential restatement if further defaults occur, the outcome of the company’s and the Audit Committee’s continuing investigation of the accounting errors, increased debt level due to the acquisition of Voyager Learning, changes in customer demands or industry standards, adverse economic conditions, loss of key personnel, litigation, decreased library and educational funding/budgets, the ability to successfully integrate the Voyager Learning acquisition, the ability to successfully close and integrate other acquisitions, the ability to consummate the sale of the ProQuest Business Solutions segment, demand for ProQuest’s products and services, success of ongoing product development, maintaining acceptable margins, ability to control costs, the impact of federal, state and local regulatory requirements on ProQuest’s business, including K-12 and higher education, and automotive, the impact of competition and the uncertainty of economic conditions in general, the ability to successfully attract and retain customers, sell additional products to existing customers, and win new business due to changes in technology, the ability to maintain a broad customer base to avoid dependence on any one single customer, K-12 enrollment and demographic trends, the level of educational funding, the level of education technology investments, the company’s ability to obtain OEM data access agreements, the company’s ability to obtain financing, global economic conditions, financial market performance, and other risks listed under “Risk Factors” in our regular filings with the Securities and Exchange Commission. In some cases, you can identify forward- looking statements by terminology such as “may,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continue,” “projects,” “intends,” “prospects,” “priorities,” or the negative of such terms or other comparable terminology. These statements are only predictions. Actual events or results may differ materially. The company undertakes no obligation to update any of these statements.

Source: ProQuest Company